EXHIBIT 99.4

[Scios Logo]

To:      Scios Employees in Levels 18-20
From:    The Board of Directors
Re:      Scios Inc. Change of Control Severance Plan:  Levels 18-20
Date:    January 11, 2000

         The Board of Directors of the Company has approved the Scios Inc. Change of Control Severance Plan: Levels 18-20 (the "Plan") which provides certain severance benefits for you, effective immediately, in the event that you lose your job as a result of a change of control of Scios Inc. that occurs at any time on or after January 11, 2000 and on or prior to December 31, 2001 (the "Plan Term").

         All words that appear in italics in this memorandum are defined in Attachment A to this memorandum.

         Severance Benefits. If your employment is involuntarily terminated for any reason (other than for Cause, your death or your Disability), or you voluntarily terminate your employment for Good Reason, in either case, within 365 days on or after a Change of Control occurring during the Plan Term, you will be entitled to receive the following payments and benefits:

                  (a) A lump sum severance payment equal to three times your weekly Compensation for each full year you have been employed by the Company; provided that your minimum severance payment will be equal to 12 times your weekly Compensation. The severance amount to which you are entitled will be paid to you in cash within 15 calendar days after the date your employment is terminated and your general release described below becomes irrevocable.

                  (b) Payment by the Company for up to three months of COBRA for continuation of health care benefits (including any medical, dental and vision coverage) for you and your dependents under the same plans or substantially similar plan(s) established by the Company or its subsidiaries thereafter. Such health coverage will be paid for by the Company only to the same extent as if you were still employed by the Company, and you will be required to pay for such health benefits to the same extent that you would be required to do so if you were still employed by the Company. These benefits will terminate on the date you become covered under any other group health plan not maintained by the Company or its subsidiaries which provides equal or greater benefits than such plan and which does not exclude any pre-existing condition that you or your dependents may have at that time.

                  (c) Provision of outplacement services by an organization selected by the Company up to a maximum cost of $5,000.

         Withholding of Taxes. The Company will withhold from any of the foregoing amounts payable to you all federal, state, city or other taxes required by applicable law to be withheld by the Company.

         Other Benefits. The severance benefits described here are intended to be provided in lieu of and to replace any similar or duplicative benefits to which you may be entitled from the Company or its subsidiaries in connection with the termination of your employment after a Change of Control occurring during the Plan Term under any other severance plan, agreement, policy or program. This Plan does not obligate the Company to provide you or any other employees with any severance benefits if your employment terminates under circumstances not covered by this Plan. However, this is not intended to reduce any amounts otherwise payable, or in any way diminish your rights under any incentive, retirement, pension, profit sharing, stock purchase or benefit plan or other arrangement not related to severance following a Change of Control. These severance benefits will not affect your rights to any stock options, restricted stock or other equity interests granted by the Company now or in the future.

         No Employment. This Plan is not an employment agreement and nothing in this Plan requires you to stay in the employment of the Company, requires the Company to retain you in your present position or any other position, or changes the status of your employment at will.

         No Setoff. The Company's obligation to make severance payments to you under this Plan and otherwise to perform its obligations will not be affected by any circumstances, including, but not limited to, any setoff, counterclaim, recoupment, defense or other right which the Company or its subsidiaries may have against you or others.

         Claims and Disputes. You will have the right (but not the obligation) to elect (in lieu of litigation) to have any dispute arising under or in connection with this Plan which is not otherwise resolved through the claims procedure described in Attachment B settled by arbitration, conducted by one arbitrator sitting in a location selected by you within fifty (50) miles from the location of your job with the Company in accordance with the rules of the American Arbitration Association then in effect. Judgement may be entered on the award of the arbitrator in any court having jurisdiction. All arbitration expenses, including all attorney fees incurred in good faith, will be paid by the Company. You shall be conclusively presumed to have acted in good faith unless and until the arbitrator makes a final determination to the contrary.

         Legal Fees. If the Company refuses or fails to provide you with any severance benefits under this Plan or contests the validity of the Plan or your rights to benefits, the Company will pay, as they become due, all legal fees, costs of litigation and other expenses incurred in good faith by you. You shall be conclusively presumed to have acted in good faith unless a court makes a final determination not otherwise subject to appeal to the contrary.

         Notice of Termination. Following a Change of Control occurring during the Plan Term, any purported termination of your employment by the Company or its subsidiaries shall be communicated by written notice which will indicate, if it is based on Cause, the specific reasons relied upon and which sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination for Cause.

         Term. This Plan will expire on the last day of the Plan Term (i.e., December 31, 2001) if a Change of Control has not occurred by that date. If a Change of Control occurs on or before that date, the Plan will continue in effect and not expire until 366 calendar days from and including the date of the Change of Control, at which time the Plan will expire except if you become entitled to the severance benefits described above prior to such time. If you become entitled to severance benefits, the Plan will continue until you or any other person covered have received in full all severance payments and other benefits due.

         Amendment. This Plan may not be terminated or amended in any manner which may adversely affect your rights under it, unless you expressly agree.

         Successor. The Company will require any successor to its business or substantially all of its assets to assume and agree to perform the Company's obligations to you under this Plan.

         ERISA. This Plan is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). See Attachment B, which is part of the Plan, for a statement of certain Plan information and the rules applicable under ERISA.

         General Release. A condition to your receipt of any severance payments under this Plan will be your execution and delivery (and the expiration of any applicable revocability period given by law) of a general release as described in Attachment C in a form reasonably satisfactory to the Company. The release will also have (a) appropriate provisions necessary to insure that it is valid and enforceable under applicable laws, including the Older Workers Benefit Protection Act and (b) a waiver of California Civil Code Section 1542 (which provides that unless you specifically agree to release claims you do not know about, they are not released by a general release). Your payments will be considered independent consideration made in exchange for your release.

         We believe this Plan will help satisfy some of the concern you may have in this uncertain period. If you have any questions about your benefits under this Plan, please call Lauretta C. Cesario at (408) 616-8306.

                                                     Sincerely,

                                                     /s/

                                                     Richard B. Brewer
                                                     President and CEO

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                                    Exhibit A

                                   Definitions

         Whenever used in this memorandum, the following italicized words have the meanings set forth below:

"Cause" means a termination for any of the following reasons: (i) engaging in intentional misconduct which would tend to discredit the Company or your position; (ii) being convicted of a felony; (iii) committing an act of fraud against the Company or the willful material misappropriation of property belonging to the Company; (iv) materially breaching any proprietary information agreement between you and the Company or (v) willfully disregarding your duties despite adequate warnings from the Company.

"Change of Control" of the Company means and includes any of the following:

     o "Any person" or "group" (as those terms are defined in the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations promulgated thereunder) is or becomes, on or prior to December 31, 2001, the "beneficial owner (as defined in Rule 13d-3 under the Exchange Act)", directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the voting power of then outstanding securities of the Company.

     o Any person or group is or becomes, on or prior to December 31, 2001, the beneficial owner, directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the voting power of the then outstanding securities of the Company, unless such acquisition was approved in advance by the Company's Board of Directors.

     o The individuals who, as of the date hereof, are members of the Company's Board of Directors (the "Existing Directors"), cease, on or prior to December 31, 2001, for any reason, to constitute more than fifty percent (50%) of the number of authorized directors of the Company as determined in the manner prescribed in the Company's Certificate of Incorporation and Bylaws; provided, however, that if the appointment, or the election, or nomination for election, by the Company's stockholders of any new director, was approved by a vote of at least fifty percent (50%) of the Existing Directors, such new director shall be considered an Existing Director; provided further, however, that no individual shall be considered an Existing Director if such individual initially assumed office as a result of either an actual or threatened election contest (as described in Rule 14a-11 or, effective January 24, 2000, Rule 14a-12(c) promulgated under the Exchange Act) or other actual or threatened solicitation of proxies by or on behalf of anyone other than the Board of Directors (a "Proxy Contest"), including by reason of any agreement intended to avoid or settle any election contest or Proxy Contest.

     o The consummation, on or prior to December 31, 2001, of a merger, consolidation or reorganization to which the Company is a party, whether or not the Company is the person surviving or resulting therefrom, in one transaction or a series of related transactions, to any person(s) other than a subsidiary, provided, however, that no such transaction shall constitute a "Change of Control" under this clause if the persons who were the stockholders of the Company immediately before the consummation of such transaction are the beneficial owners, immediately following the consummation of such transaction, of fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the person surviving or resulting from any merger, consolidation or reorganization.

     o The consummation, on or prior to December 31, 2001, of a sale, assignment, lease, conveyance or other disposition of 50% or more of the assets or assets representing 50% or more of the earning power of the Company, in one or a series of related transactions to any Person(s) other than a Subsidiary.

     o    A complete liquidation of the Company.

"COBRA" means the Consolidated Omnibus Budget Reconciliation Act of 1985.

"Compensation" means your base salary per week at the time your employment is terminated attributable to your employment with the Company and/or any of its Subsidiaries (including, but not limited to, any amounts excluded at your election from your gross income for federal income tax purposes pursuant to
Section 125 or Section 401(k) of the Internal Revenue Code of 1986, as amended, or deferred pursuant to any Company or Subsidiary plan or program).

"Disability" means a physical or mental infirmity which substantially impairs your ability to perform your material duties for a period of at least one hundred eighty (180) consecutive calendar days and, as a result of such Disability, you have not returned to your full-time regular employment prior to termination.

 "Good Reason" means either of the following: (i) any material breach by the Company of any provision of this Plan; or (ii) a reduction in the amount equal to the sum of (a) your total annual cash salary and (b) your bonus opportunity, if any, in each case as in effect on the date hereof or as the same may be increased from time to time.

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                                  Attachment B

                                ERISA Supplement

         Rules applicable under the Employee Retirement Security Act (ERISA) to the Scios Inc. Change of Control Severance Plan: Levels 18-20 (the "Plan"):

         Claims Procedure. All claims and appeals of denied claims under this Plan shall be processed by the Plan Administrator. A claim must be filed in writing within 90 days of the time it arises. The Plan Administrator shall respond to the claim within 90 days unless a longer time period (up to an additional 90 days) is required and proper notice is given. If a claim is denied, a written denial shall be issued which contains the information required by the Employee Retirement Income Security Act of 1974 (ERISA). Review of a denied claim may be requested by written application to the Plan Administrator within 60 days of the denial. The Plan Administrator shall complete the review within 60 days of the request unless a longer period (up to an additional 60 days) is required and proper notice is given. The decision on appeal shall be in writing and shall contain the information required by ERISA. The Plan Administrator may adopt rules which specify the procedures for a claim and review in more detail and such procedures shall be binding to the same extent as if originally included in this Plan.

        Information provided under ERISA. This Plan is an unfunded severance plan, maintained on a calendar year basis. In addition to constituting the Plan, this memorandum, and its attachments, also constitutes the summary plan description required by ERISA. The Plan sponsor is Scios Inc. which bears the costs of all the benefits under the Plan. The Employer Identification number of Scios is 95-3701481; and the Plan number assigned by Scios is 503. The Plan Administrator's name, business address, and telephone number are: Scios Inc., 820 West Maude Avenue, Sunnyvale, California 94086, (408) 616-8200. The Plan Administrator is the agent for service of legal process.

         Statement of ERISA Rights. A participant in this Plan is entitled to certain rights and protections under a federal law known as "ERISA." ERISA provides that all Plan participants shall be entitled to examine, without charge, at the Plan Administrator's office, all Plan documents and the Plan's annual report. Copies of these documents and other Plan information may also be obtained upon written request to the Plan Administrator. A reasonable charge may be made for copies.

         In addition to creating rights for the Plan participants, ERISA imposes duties upon the people who are responsible for the operation of this Plan. The people who operate this Plan, called "fiduciaries" of the Plan, have a duty to do so prudently and in the interest of you and other Plan participants. No one, including your employer, or any other person, may fire you or otherwise discriminate against you in any way to prevent you from obtaining benefits or exercising your rights under ERISA. If your claim benefits is denied in whole or in part, you must receive a written explanation of the reason for this denial. You have the right to have the Plan Administrator review and reconsider your claim, as described elsewhere in this summary plan description.

         Under ERISA, there are steps you can take to enforce the above rights, For instance, if you request materials from the Plan and do not receive them within 30 days, you may file suit in a federal court. In such a case, the court may require the Plan Administrator to provide the materials and pay you up to $100 a day until you receive the materials, unless the materials were not sent because of reasons beyond the control of the Plan Administrator. If you have a claim for benefits which is denied or ignored, in whole or in part, you may file a suit in a state or federal court. If you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor, or you may file suit in a federal court. The court will decide who should pay court costs and legal fees. If you are successful the court may order the person you have sued to pay these costs and fees. If you lose, the court may order you to pay these costs and fees, for example, if it finds your claim is frivolous.

         If you have any questions about your Plan, you should contact the Plan Administrator. If you have any questions about this statement or about your rights under ERISA, you should contact the nearest Area Office of the U.S. Labor-Management Services Administration, Department of Labor.

         Governing Law. The Plan shall be interpreted, administered, and enforced in accordance with ERISA and the rights of the participants and all other person shall be determined in accordance with that law. To the extent that state law is applicable, however, the substantive laws of the state of California shall govern.

                                  Attachment C

                          Provisions of General Release

         The release will provide that your acceptance of severance benefits under the Plan will constitute a full and complete release by you of any and all claims you may have against the Company, any of its past, present or future stockholders or any of their respective officers, directors, employees, and affiliates (past, present or future), including, but not limited to, claims you might have relating to your employment and/or cessation of employment with the Company, including without limitation, tort, contract and common law claims and claims under Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act of 1967, the Americans with Disabilities Act of 1990, or any other similar federal, state or local statute, rule or regulation; provided that, there shall be excluded from the scope of such general release the following:

                    o claims that you may have against the Company for reimbursement of reasonable and necessary business expenses incurred by you during the course of your employment;

                    o claims that may be made by you for payment of accrued salary, stock options, pension benefits or other continuing benefits as specifically provided for in the Plan.

        The release will also have the provisions set forth in the memorandum.